UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020 (July 17, 2020)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 521-4052
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 17, 2020, Asien’s Appliance, Inc. (“Asien’s”), a California corporation and an indirect subsidiary of 1847 Holdings LLC (the “Registrant”), entered into a Promissory Note and Security Agreement with Arvest Bank dated July 10, 2020 (the “Loan Agreement”), pursuant to which Arvest Bank will provide to Asien’s a revolving loan for up to $400,000 (the “Loan”). The term of the Loan is one year. Interest will accrue on the Loan at a rate of 5.25% , subject to change in accordance with the Variable Rate (as defined in the Loan Agreement), the calculation for which is the U.S. Prime Rate plus 2%. Asien’s will pay accrued interest on the outstanding balance of the Loan in regular monthly payments beginning on August 10, 2020. A final payment of the entire unpaid outstanding principal and interest is due on July 10, 2021. Asien’s may prepay the Loan in full or in part at any time.

Pursuant to the terms of the Loan Agreement, Asien’s has granted to Arvest Bank a security interest in its inventory and equipment, accounts and other rights of payments, and general intangibles, as such terms are defined in the Uniform Commercial Code. The Loan Agreement contains customary events of default, including the occurrence of the following: (i) a failure to make a payment in full when due; (ii) insolvency or bankruptcy; (iii) a merger, dissolution, reorganization of Asien’s; (iv) a consolidation with, or the acquisition of substantially all of the assets of, another entity; and (v) a violation by Asien of any term, condition or covenant in the Loan Agreement. The Loan Agreement contains customary representations, warranties, and affirmative and negative covenants for a loan of this type.

The foregoing summary of the terms and conditions of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Promissory Note and Security Agreement, dated July 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: July 21, 2020	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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